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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ValueVision Media, Inc. (the "Company") on Form 10-K for the year ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gene McCaffery, Chairman of the Board, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                          /s/ Gene McCaffery
                                          --------------------------------------
                                          Gene McCaffery
                                          Chairman of the Board, Chief Executive
                                          Officer and President
                                          April 29, 2003


















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